UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07143

T. Rowe Price Equity Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Shareholders

Health Sciences Portfolio	December 31, 2015

Highlights

●	Health care stocks posted solid gains in 2015. The sector generated exceptionally strong returns in the first half of the year that more than offset losses in the last six months.
●	The Health Sciences Portfolio returned 12.76% for the 12-month period ended December 31, 2015, outperforming the Lipper funds average and the broad market.
●	Going forward, we believe that generating outperformance in health care will depend more on stock selection than industry allocation decisions.
●	Our focus remains on investing in companies that are developing new and effective innovative, game-changing therapies for unmet medical needs, as well as companies whose business models reduce costs or improve quality in our health care system.

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Health Sciences Portfolio

Dear Investor

The Health Sciences Portfolio posted solid gains in the 12-month period ended December 31, 2015, and outperformed the broad equity market. Stock selection generated a strong relative performance contribution versus our Lipper peer group, while industry allocation decisions modestly detracted. We remain optimistic about the long-term prospects for health care stocks. However, we have tempered our near-term performance expectations in light of the recent volatility and our exceptionally strong performance over the past several years.

Performance Comparison

We are pleased to report that the Health Sciences Portfolio generated strong absolute and relative results for the year ended December 31, 2015. As shown in the Performance Comparison table, your portfolio’s 12-month 12.76% return easily surpassed the 1.38% result for the broad market, as measured by the S&P 500 Index, and the 8.48% gain for the Lipper Variable Annuity Underlying Health/Biotechnology Funds Average. However, results in the final six months of the annual reporting period, -6.12%, were in stark contrast with the first half when the portfolio gained 20.11%. Most of the second-half decline (-12.58%) occurred in the third quarter—your portfolio gained 7.39% in the last three months of the year.

The Health Sciences Portfolio has delivered consistently strong longer-term performance. As shown in the Growth of $10,000 chart on page 7, the portfolio has significantly outperformed its Lipper peer group and the broad market over the past 10 years. Lipper ranked your portfolio first in its variable annuity underlying health/biotechnology funds universe for the 10-year period ended December 31, 2015. (Based on cumulative total return, Lipper ranked the Health Sciences Portfolio 3 of 22, 4 of 22, 5 of 22, and 1 of 21 portfolios in the Lipper Variable Annuity Underlying Health/Biotechnology Funds Average for the 1-, 3-, 5-, and 10-year periods ended December 31, 2015, respectively. Past performance cannot guarantee future results.)

Please pay special attention to the final italicized sentence in the prior paragraph. In light of the volatility in the market and our sector and the outsized gains we have enjoyed for several years, we would encourage shareholders to closely monitor their allocation to the portfolio. The Health Sciences Portfolio should represent one component within a broadly diversified equity portfolio. We also want to caution investors not to extrapolate the portfolio’s long-term past performance into the future.

Market Environment

Health care stocks generated strong first-half gains despite a sharp sell-off in the spring. Another steep decline in the third quarter resulted in losses for the sector in the second half of 2015. For the year, health care was a solid contributor to the broad market’s advance. Within the Lipper peer group, the biotechnology, pharmaceuticals, and products and devices industries each gained about 10%. The smaller services and life sciences segments lagged but posted gains for the year. We keep an eye on our overall industry allocations and maintain broad diversification. However, we believe that stock selection will have far more bearing than allocation decisions on generating outperformance.

Portfolio Review

Stock selection drove the portfolio’s strong absolute and relative performance in the biotech and pharmaceuticals sectors, which we generally view as one broad therapeutics group. It never hurts when a stock doubles, and that is what Pharmacyclics and Neurocrine Biosciences did over the past 12 months. The portfolio’s best and worst contributors are shown in the Contributions to the Change in Net Asset Value table on page 7. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Pharmacyclics shares soared in the first quarter after the company announced better-than-expected revenue forecasts for its blood cancer treatment Imbruvica, which the Food and Drug Administration (FDA) also approved for the treatment of a rare type of lymphoma. In March, the stock spiked again, on news that AbbVie would purchase the company in a $21 billion takeover. Neurocrine was the portfolio’s second-best contributor—the stock gained more than 150% for the year. Its shares soared in January after the company announced positive clinical results for elagolix, an experimental drug to treat endometriosis. The stock surged again in the fourth quarter when the company announced positive clinical results for its drug to treat tardive dyskinesia—a debilitating illness characterized by involuntary repetitive movements of the extremities that has no approved treatments.

Our largest position at year-end, Allergan, was another top performer. We believe that it is one of the most reasonably valued health care stocks in our portfolio. Its strong positions in ophthalmology and dermatology produced above-average growth and attracted several suitors, including Actavis, which acquired the company in March. Actavis also has an attractive product portfolio and growth record, and it was another substantial contributor. The combined company subsequently adopted the Allergan name. In November, Pfizer announced that it would merge with Allergan in a $160 billion deal that would create the world’s largest drug company.

Alexion Pharmaceuticals, the portfolio’s second-largest holding, has been among our strongest contributors for several years. The company develops drugs for patients with life-threatening diseases and other serious medical conditions. Its lead commercial product, Soliris, is currently approved for two rare diseases: PNH, a rare blood-borne genetic disease, and aHUS, a genetic disorder that can lead to kidney failure, heart attack, or stroke. In addition to the long growth runway we see for Soliris, Alexion received FDA approval for two more of its therapies during the fourth quarter, helping its ongoing transition from a single-product company to a diversified rare-disease company.

Incyte, a top holding and our third-best contributor for the year, benefited from strong U.S. sales of Jakafi, which is used to treat myelofibrosis, a fatal bone marrow disease, and the related condition, polycythemia vera. The company continued to make progress with its growing oncology pipeline and with baricitinib, a rheumatoid arthritis drug that it is developing with Eli Lilly.

The portfolio also had its share of detractors, perhaps the most prominent being Valeant Pharmaceuticals International. It was our second-best contributor in the first half of the year (and a strong contributor for several prior years), but it was our largest detractor for the past six and 12 months. We have been long-term believers in the company’s business strategy, which is based on growth through acquisitions of underperforming pharmaceutical companies, reducing inefficient research and development (R&D) spending, and marketing the acquired products through the company’s large sales distribution network. Its purchase of Bausch + Lomb proved to be particularly accretive to earnings. However, Valeant’s stock tumbled in the second half after several politicians criticized the company for price increases on several of its acquired drugs and on allegations that it had used a specialty pharmaceutical distributor to improperly inflate sales and profit. While we agree the company pushed too hard with pricing on certain drugs, the assertions (made by a short-selling firm) about using a distributor to improperly inflate sales and profits so far appear to be meritless. The shares recovered some of their losses after the company ended its relationship with the distributor and announced drug pricing and distribution agreements with Walgreens Boots Alliance. The stock dipped again late in the period after the firm announced its chief executive officer, an innovative and outstanding leader, was taking a medical leave of absence. We believe that many of Valeant’s strengths have been overlooked, including its strong global brands, high operating margins, decentralized operating model, and solid pipeline of products.

Puma Biotechnology, our second-largest detractor for the year, declined following the release of disappointing phase III data involving its drug neratinib, which is used in combination with Herceptin and chemotherapy to treat breast cancer. While the combination had a statistically significant positive impact on survival rates, the impact was not as great as expected. There were also concerns that the side effects associated with the treatment outweighed its benefits.

Industry Positioning
●

Biotechnology: This is our largest allocation, although we are underweight versus the benchmark. We believe that the discovery, development, manufacture, and commercialization of medicines are drivers of long-term value within the health care space. Many of the best investments in health care will come from therapeutics companies, those that produce medicines that prevent disease, relieve symptoms, and provide cures.

●

Services: We are overweight this broad category that includes payors, providers, drug distributors, and health care technology. Our largest allocations are in the managed care industry. We believe these companies will benefit from an era of depressed utilization as consumers become more rational in their individual health care spending. In addition, we favor the prospects for select hospital operators and drug distributors.

●	Pharmaceuticals: The group is our third-largest absolute allocation and a modest overweight versus the benchmark. We favor companies that are developing novel therapeutics.
●

Products and devices: We have maintained an underweight compared with the benchmark and continue to monitor its developments closely. We believe the prevalence of high-deductible insurance plans and higher out-of-pocket expenses could restrain health care utilization rates in the near term, which could negatively impact some companies in the group.

●

Life sciences: This is the smallest industry allocation in the portfolio, but we are overweight versus the benchmark. Broadly, the companies in this segment provide technologies that enable experimentation to occur. The sector continues to benefit from strong R&D spending from pharmaceutical and biotechnology companies and should benefit from improving U.S. government and academic markets.

Most of the portfolio’s investments are in U.S. common stocks, but we will selectively invest in non-U.S. companies. Over the past 12 months, our non-U.S. investments in aggregate generated negative absolute performance and detracted from our comparison with the Lipper benchmark. Additionally, the portfolio can write call and put options primarily as a means of augmenting income. Normally, the portfolio will own the securities on which it writes these options. The premium income recovered by writing covered options can help reduce, but not eliminate, volatility. For the year, the options strategy was a modest detractor to absolute and relative results.

Outlook

Our long-term outlook for the health care sector remains positive given the demographic, technological, and clinical tailwinds at its back. However, we also recognize some of the challenges the sector faces as we enter 2016. Chief among them is the ongoing political rhetoric aimed at drug pricing. We expect drug pricing will remain a topic of discussion for the candidates throughout the upcoming election cycle, which could create an overhang for biotechnology and pharmaceutical companies. It could cause volatility in the sector over the near term, but that should provide us with opportunities to tactically buy and sell stocks at attractive prices. While we expect companies to show more restraint on drug price increases in 2016, we do not envision legislative reform on pricing for the next several years because of the difficulty in instituting and implementing a drug pricing overhaul.

Strong merger activity in health care has been an important driver of recent gains as large-cap pharmaceutical and biotechnology companies have looked to develop strategic partnerships and acquisitions to build out their pipelines and increase growth prospects. We expect to see more M&A activity in 2016, but at a reduced pace from the past few years as it is becoming more difficult to find attractive targets.

The environment for companies developing innovative therapies remains encouraging, and the FDA has become more efficient and accommodative in quickly getting treatments to market. Strong drug launches and promising clinical data in areas with unmet medical needs continue to increase the productivity of pharmaceutical and biotechnology companies. We expect it will continue, although at a more modest pace, in 2016. Even with the high level of innovation that we have seen in recent years, there is a massive opportunity for more innovation and better treatment options for a broad base of patients.

Health care utilization has slowed as more and more of the costs of health care have been pushed to consumers through higher deductibles and copays. This trend has benefited managed care companies. While utilization has declined on a per-person basis, hospitals and other health care providers are getting reimbursed for a greater percentage of their services as more people have gained access to insurance through health care reform.

Given health care’s strong performance over the last five years, we remain somewhat cautious about near-term performance. However, we believe that the sector will continue to outperform over the long term. We remain focused on identifying companies developing innovative, game-changing medical therapies and those offering cost-effective, high-quality services that can create long-term value. Going forward, we expect that fundamentals will become more important in identifying the strongest-performing companies than it has in past years, when the rising tide of investor capital lifted all boats in the health care universe, which should play to our strengths.

We would like to thank you for your ongoing support and confidence in T. Rowe Price. As always, we will continue to work diligently on your behalf.

Respectfully submitted,

Taymour R. Tamaddon
President of the Health Sciences Portfolio and chairman of its Investment Advisory Committee

January 15, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

T. Rowe Price Health Sciences Fund
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Health Sciences Portfolio—II

Supplement to Prospectuses Dated May 1, 2015

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective April 1, 2016, Ziad Bakri will join Taymour R. Tamaddon as the fund’s co-portfolio manager and co-chairman of the fund’s Investment Advisory Committee. Mr. Bakri joined T. Rowe Price in 2011. Effective July 1, 2016, Mr. Tamaddon will step down as portfolio manager and Mr. Bakri will become the fund’s sole portfolio manager and Chairman of the fund’s Investment Advisory Committee.

In section 3, the disclosure under “Portfolio Management” is supplemented as follows:

Effective April 1, 2016, Ziad Bakri will join Taymour R. Tamaddon as co-chairman of the fund’s Investment Advisory Committee. Mr. Bakri joined the Firm in 2011 and his investment experience dates from 2005. Since joining the Firm, he has served as an investment analyst covering the healthcare sector. Prior to joining the Firm, he was an equity research analyst with Cowen and Company and an investment banking analyst with Merrill Lynch. Effective July 1, 2016, Mr. Tamaddon will step down as co-chairman of the committee and Mr. Bakri will serve as sole chairman of the committee.

The date of this supplement is February 1, 2016.
F114-041	2/1/16

Risk of Growth Investing

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Risk of Health Sciences Portfolio Investing

Portfolios that invest only in specific industries will experience greater volatility than those investing in a broad range of industries. Companies in the health sciences field are subject to special risks, such as increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products.

Glossary

Lipper averages: The average return of all portfolios in a particular category as tracked by Lipper Inc.

S&P 500 Index: An index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index, with each stock’s weight in the index proportionate to its market value.

Portfolio Highlights

Portfolio Highlights

Performance and Expenses
T. Rowe Price Health Sciences Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. Please note that the fund has two classes of shares: the original share class and II Class. II Class shares are sold through financial intermediaries, which are compensated for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Health Sciences Portfolio

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Health Sciences Portfolio

Health Sciences-II Class

	For a share outstanding throughout each period				
	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE					
Beginning of period	$ 36.25	$ 29.80	$ 20.65	$ 16.05	$ 14.54
Investment activities					
Net investment loss[1]	(0.24)	(0.17)	(0.17)	(0.01)	(0.12)
Net realized and unrealized gain / loss	4.73	9.45	10.57	4.99	1.63
Total from investment activities	4.49	9.28	10.40	4.98	1.51
Distributions					
Net realized gain	(3.07)	(2.83)	(1.25)	(0.38)	–
NET ASSET VALUE					
End of period	**$ 37.67**	**$ 36.25**	**$ 29.80**	**$ 20.65**	**$ 16.05**
Ratios/Supplemental Data					
Total return[2]	**12.47%**	**31.22%**	**50.51%**	**31.00%**	**10.39%**
Ratio of total expenses to average net assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment loss to average net assets	(0.58)%	(0.51)%	(0.66)%	(0.04)%	(0.74)%
Portfolio turnover rate	31.6%	43.0%	49.0%	15.5%	28.1%
Net assets, end of period (in thousands)	$ 672,690	$ 500,848	$ 315,842	$ 140,824	$ 66,828

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Health Sciences Portfolio
December 31, 2015

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2015. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/15	Value 12/31/14
T. Rowe Price Reserve Investment Fund	¤	¤	31	25,475	16,230
Totals			$ 31	$ 25,475	$ 16,230

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 25,475
Dividend income	31
Interest income	-
Investment income	$ 31
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Health Sciences Portfolio
December 31, 2015
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $555,749)	$	778,082
Receivable for shares sold		855
Dividends and interest receivable		423
Receivable for investment securities sold		58
Foreign currency (cost $5)		5
Other assets		45
Total assets		779,468
Liabilities		
Payable for investment securities purchased		4,601
Payable for shares redeemed		1,043
Investment management and administrative fees payable		798
Written options (premiums $195)		103
Total liabilities		6,545
NET ASSETS	**$**	**772,923**
Net Assets Consist of:		
Accumulated undistributed net realized loss	$	(2,644)
Net unrealized gain		222,419
Paid-in capital applicable to 20,428,048 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		553,148
NET ASSETS	**$**	**772,923**
NET ASSET VALUE PER SHARE		
Health Sciences Class		
($100,232,841 / 2,571,522 shares outstanding)	**$**	**38.98**
Health Sciences - II Class		
($672,690,393 / 17,856,526 shares outstanding)	**$**	**37.67**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Health Sciences Portfolio
($000s)

Year Ended 12/31/15
Investment Income (Loss)		
Income		
Dividend	$	4,560
Interest		13
Securities lending		4
Total income		4,577
Expenses		
Investment management and administrative expense		6,983
Rule 12b-1 fees - Health Sciences-II Class		1,611
Total expenses		8,594
Net investment loss		(4,017)
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		56,648
Written options		(148)
Foreign currency transactions		(5)
Net realized gain		56,495
Change in net unrealized gain / loss		
Securities		16,603
Written options		(20)
Other assets and liabilities denominated in foreign currencies		(1)
Change in net unrealized gain / loss		16,582
Net realized and unrealized gain / loss		73,077
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**69,060**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Health Sciences Portfolio
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Health Sciences Portfolio
December 31, 2015

T. Rowe Price Equity Series, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Health Sciences Portfolio (the fund) is a diversified, open-end management investment company established by the corporation. Shares of the fund currently are offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund seeks long-term capital appreciation. The fund has two classes of shares: the Health Sciences Portfolio original share class (Health Sciences Class), offered since December 29, 2000, and the Health Sciences Portfolio–II (Health Sciences–II Class), offered since April 30, 2002. Health Sciences–II Class shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Investment income, investment management and administrative expense, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Health Sciences–II Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $5,000 for the year ended December 31, 2015.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2015, totaled $999,000 for the year ended December 31, 2015. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2015, the fund held equity derivatives with a fair value of $(103,000), included in Written options, on the accompanying Statement of Assets and Liabilities.

Additionally, during the year ended December 31, 2015, the fund recognized $148,000 of realized loss on Written Options and a $(20,000) change in unrealized gain/loss on Written Options related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values; and, for written options, potential losses in excess of the fund’s initial investment. During the year ended December 31, 2015, the volume of the fund’s activity in options, based on underlying notional amounts, was generally less than 1% of net assets. Transactions in written options and related premiums received during the year ended December 31, 2015, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2015, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $337,033,000 and $219,033,000, respectively, for the year ended December 31, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2015 and December 31, 2014, were characterized for tax purposes as follows:

At December 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.95% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Equity Series, Inc. and
Shareholders of T. Rowe Price Health Sciences Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Health Sciences Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2016

Tax Information (Unaudited) for the Tax Year Ended 12/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$12,062,000 from short-term capital gains,
●	$45,892,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $4,504,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $3,690,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Portfolio’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios	Principal Occupation(s) and Directorships of Public Companies and Other
Overseen]	Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D. (1944) 2009 [181]

President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, BioMed Realty Trust (2013 to present); Director, Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)

Anthony W. Deering (1945) 2001 [181]

Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Brixmor Real Estate Investment Trust (2012 to present); Director and Advisory Board Member, Deutsche Bank North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan (1951) 2013 [181]

President, Chief Executive Officer, and Director, First Industrial Realty Trust, an owner and operator of industrial properties (2009 to present); Chairman of the Board (2005 to present) and Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr. (1952) 2012 [181]

Chairman of Compensation Committee and Director, Syniverse Holdings, Inc., a provider of wireless voice and data services for telecommunications companies (2008 to 2011); Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to present)

Paul F. McBride (1956) 2013 [181]	Former Company Officer and Senior Vice President, Human Resources and Corporate Initiatives, Black & Decker Corporation (2004 to 2010)

Cecilia E. Rouse, Ph.D. (1963) 2012 [181]

Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (2011 to present); Member, President’s Council of Economic Advisers (2009 to 2011); Chair of Committee on the Status of Minority Groups in the Economic Profession, American Economic Association (2012 to present)

John G. Schreiber (1946) 2001 [181]

Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, General Growth Properties, Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate financial company (2012 to present); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present); Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek (1957) 2009 [181]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios	Principal Occupation(s) and Directorships of Public Companies and Other
Overseen]	Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [181]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price International and T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955) 2013 [127]

Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; President, Equity Series

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Equity Series	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian W.H. Berghuis, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Dominic Janssens (1965) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Ian D. Kelson (1956) Vice President	Director and Vice President, T. Rowe Price International; Vice President, T. Rowe Price Group, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953) Secretary	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Daniel Martino, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Catherine D. Mathews (1963) Treasurer and Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967) Vice President

Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Vice President and Secretary, T. Rowe Price and T. Rowe Price International; Vice President, Price Hong Kong and Price Singapore

Larry J. Puglia, CFA, CPA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, North American Head of Listed Derivatives Operation, Morgan Stanley (to 2013)

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Charles M. Shriver, CFA (1967) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Taymour R. Tamaddon, CFA (1976) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ken D. Uematsu, CFA (1969) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company

John F. Wakeman (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jeffrey T. Zoller (1970) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,158,000 and $2,283,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 09, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 09, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 09, 2016